UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2025

Syros Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37813	45-3772460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 CambridgePark Drive Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SYRS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 6, 2025, Syros Pharmaceuticals, Inc. (“Syros”) received deficiency letters (the “Notices”) from the Listing Qualifications Department of the Nasdaq Stock Market, LLC (“Nasdaq”) notifying Syros that:

•

for the last 35 consecutive business days, the bid price for Syros’ common stock has closed below $1.00 per share, which is the minimum bid price required to maintain continued listing on the Nasdaq Global Select Market under Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Requirement”);

•

for the last 30 consecutive business days, the Minimum Value of Listed Securities, as defined by Nasdaq (“MVLS”), of Syros’ common stock has been below the minimum $50 million requirement for continued listing on The Nasdaq Global Select Market under Nasdaq Listing Rule 5450(b)(2)(A) (the “Minimum Market Value of Listed Securities Requirement”); and

•

for the last 35 consecutive business days, the minimum Market Value of Publicly Held Shares, as defined by Nasdaq (“MVPHS”), of Syros’ common stock has been below the minimum $15 million requirement for continued listing on the Nasdaq Global Select Market under Nasdaq Listing Rule 5450(b)(2)(C) (the “Minimum Market Value of Publicly Held Shares Requirement” and, together with the Minimum Bid Requirement and Minimum Market Value of Listed Securities Requirement, the “Listing Requirements”).

These Notices have no immediate effect on the listing of Syros’ common stock. In accordance with Nasdaq Listing Rules 5810(c)(3)(A), 5810(c)(3)(C), and 5810(c)(3)(D), Syros has 180 calendar days, or until July 7, 2025, to regain compliance with the Minimum Bid Requirement, Minimum Market Value of Listed Securities Requirement, and Minimum Market Value of Publicly Held Shares Requirement, respectively.

To regain compliance with the Minimum Bid Requirement, the closing bid price of Syros’ common stock must be at least $1.00 per share for a minimum of ten consecutive business days during this 180-day compliance period. To regain compliance with the Minimum Market Value of Listed Securities Requirement, the Company’s MVLS must close at $50 million or more for a minimum of ten consecutive business days during this compliance period. To regain compliance with the Minimum Market Value of Publicly Held Shares Requirement, Syros’ MVPHS must be $15 million or more for a minimum of ten consecutive business days during this compliance period. Syros intends to actively monitor each of the Listing Requirements and evaluate available options to regain compliance with all of them. There can be no assurance that Syros will be able to regain compliance with any Listing Requirement.

If Syros does not regain compliance with any of the Listing Requirements during the 180-day compliance period, Nasdaq will provide written notification to Syros that its common stock will be subject to delisting; provided, however, that Syros may be eligible for an additional 180 calendar day period to regain compliance solely with respect to the Minimum Bid Requirement. To qualify for this additional period, Syros would need to transfer the listing of its common stock to the Nasdaq Capital Market, provided that it meets the continued listing requirement for the market value of publicly held shares and all other initial listing standards of the Nasdaq Capital Market, with the exception of the bid price requirement. To effect such a transfer, Syros would also need to pay an application fee to Nasdaq and provide written notice to Nasdaq of its intention to cure the deficiency during the second compliance period. However, if it appears to Nasdaq that Syros will not be able to cure the deficiency, or if Syros does not meet the other listing standards, Nasdaq could provide notice that Syros’ common stock will become subject to delisting.

Upon the receipt of any such written notification that its common stock will be subject to delisting, Syros may appeal the delisting determination to a Nasdaq Listing Qualifications Panel. There can be no assurance that, if Syros decides to appeal the delisting determination, such appeal would be successful. Alternatively, if Syros does not regain compliance with the Minimum Market Value of Listed Securities Requirement or the Minimum Market Value of Publicly Held Shares Requirement within the applicable compliance periods, Syros may apply to transfer the listing of its common stock to the Nasdaq Capital Market, which requires Syros to meet the continued listing requirements for the Nasdaq Capital Market and pay an application fee to Nasdaq. There can also be no assurance that Syros would be able to satisfy the listing requirements for the Nasdaq Capital Market.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding Syros’ intention to monitor compliance with the Listing Standards and to evaluate available options, including transferring to the Nasdaq Capital Market, in the event of continued non-compliance. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of Syros’ management, as well as assumptions made by, and information currently available to, Syros’ management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, the risk factors included in Syros’ Annual Report on Form 10-K for the year ended December 31, 2023 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024. Except as required by applicable law, Syros undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYROS PHARMACEUTICALS, INC.

Date: January 8, 2025	By:	/s/ Gerald Quirk
Gerald Quirk
President & Chief Executive Officer